Exhibit 99.2

Execution Version

AGREEMENT AND PLAN OF MERGER

Dated as of October 23, 2016

among

AMERICAN MIDSTREAM GP, LLC

JP ENERGY GP II LLC

and

ARGO GP SUB, LLC

i

TABLE OF CONTENTS

(continued)

ii

INDEX OF DEFINED TERMS

Defined Term	Where used
Affiliate	Section 8.13
Agreement	Preamble
AMID	Recitals
AMID Charter Documents	Section 4.1(c)
AMID Disclosure Schedule	Article IV
AMID Entities	Preamble
AMID GP	Preamble
AMID GP Board	Preamble
AMID Joint Ventures	Section 8.13
AMID Material Adverse Effect	Section 4.1(a)
AMID LLC Agreement	Section 8.13
AMID Partnership Agreement Amendment	Section 8.13
AMID Permits	Section 8.13
business day	Section 8.13
Certificate of GP Merger	Section 1.3
Closing	Section 1.2
Closing Date	Section 1.2
Contract	Section 3.3(b)
DLLCA	Section 8.13
Exchange Act	Section 3.4
Governmental Authority	Section 8.13
GP Merger	Recitals
GP Merger Effective Time	Section 1.3
GP Sub	Recitals
JPE Entities	Preamble
JPE GP	Preamble
JPE GP Board	Recitals
JPE GP Charter Documents	Section 8.13
JPE GP Disclosure Schedule	Article III
JPE GP Material Adverse Effect	Section 3.1(a)
JPE Names and Marks	Section 5.3
JPE GP Operating Agreement	Section 8.13
JPE Permits	Section 8.13
Knowledge	Section 8.13
Law	Section 8.13
License Term	Section 5.3
Liens	Section 8.13
LP Merger	Recitals
LP Merger Agreement LP Merger Sub	Recitals Recitals
Material Adverse Effect	Section 8.13
Merger Sub GP	Preamble
Mergers	Recitals
NYSE	Section 8.13
Outside Date	Section 8.13
Permit	Section 8.13
Person	Section 8.13
Proceeding	Section 8.13
Representatives	Section 8.13
SEC	Section 8.13
Subsidiary	Section 8.13
Support Agreements	Section 8.13

Surviving Company	Section 1.1
Transferee	Section 5.3
Willful Breach	Section 8.13

2

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of October 23, 2016 (this “Agreement”), is by and among JP Energy GP II LLC, a Delaware limited liability company (“JPE GP” and together with JPE (as defined herein), the “JPE Entities”), American Midstream GP, LLC, a Delaware limited liability company and the general partner of AMID (as defined herein) (“AMID GP”), and Argo GP Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID GP (“Merger Sub GP” and together with AMID GP, the “AMID Entities”). Each of JPE GP, AMID GP and Merger Sub GP are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms not otherwise defined herein shall have the meanings ascribed in the LP Merger Agreement (as defined herein).

W I T N E S S E T H:

WHEREAS, the Board of Directors of JPE GP (the “JPE GP Board”) and the Board of Directors of AMID GP (the “AMID GP Board”), by unanimous vote, at meetings duly called and held, (a) approved this Agreement and the transactions contemplated hereby, including the GP Merger (as defined herein), and (b) the JPE GP Board directed that this Agreement be submitted to a vote of the members of JPE GP; and

WHEREAS, the members of JPE GP approved the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the GP Merger, and AMID GP, for itself and in its capacity as the sole member of Merger Sub GP, approved the execution and delivery by Merger Sub GP of this Agreement and the consummation of the transactions contemplated hereby, including the GP Merger; and

WHEREAS, High Point Infrastructure Partners, LLC, in its capacity as the holder of all of the outstanding Class A Membership Interests (as defined in the AMID GP LLC Agreement), has approved the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and

WHEREAS, the members of JPE GP have unanimously approved the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and

WHEREAS, the Parties intend that Merger Sub GP be merged with and into JPE GP, with JPE GP continuing as the surviving entity and a wholly owned subsidiary of AMID GP (the “GP Merger”); and

WHEREAS, contemporaneously with the execution and delivery of this Agreement and as a condition to the Parties’ willingness to enter into this Agreement, subject to the terms and conditions set forth herein, AMID, AMID GP, Argo Merger GP Sub, LLC, a Delaware limited liability company, Argo Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID (“LP Merger Sub”) and the JPE Entities are contemporaneously entering into an Agreement and Plan of Merger (the “LP Merger Agreement”) and, contemporaneously with the closing of the GP Merger, shall consummate the transactions contemplated thereby, including the merger of JPE with and into LP Merger Sub (the “LP Merger” and together with the GP Merger, the “Mergers”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound, the parties agree as follows:

ARTICLE I

THE MERGERS

Section 1.1    The GP Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, at the GP Merger Effective Time (as defined herein), Merger Sub GP shall be merged with and into JPE GP, the separate limited liability company existence of Merger Sub GP will cease, and JPE GP will continue its existence as a limited liability company under Delaware law as the surviving entity in the GP Merger and a wholly owned Subsidiary of AMID GP (the “Surviving Company”). In connection with the GP Merger, GP Sub will be admitted as the sole general partner of JPE and JPE GP shall simultaneously cease to be the general partner of JPE.

Section 1.2    Closing. Subject to the provisions of Article VI, the closing of the GP Merger (the “Closing”) shall take place at the offices of Locke Lord LLP, 600 Travis Street, Suite 2800, Houston, Texas 77002 at 9:00 A.M., local time, on the second business day after the satisfaction or waiver of the conditions set forth in Article VI (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other place, date and time as JPE and AMID shall agree. The date on which the Closing actually occurs is referred to as the “Closing Date.”

Section 1.3    Effective Time. Subject to the provisions of this Agreement, at the Closing, a certificate of merger effecting the GP Merger, executed in accordance with the relevant provisions of the DLLCA (the “Certificate of GP Merger”), shall be duly filed with the Secretary of State of the State of Delaware. The GP Merger will become effective at such time as the Certificate of GP Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by JPE GP and AMID GP in writing and specified in the Certificate of GP Merger (the effective time of the GP Merger being hereinafter referred to as the “GP Merger Effective Time”). The parties hereto shall take all actions such that the GP Merger Effective Time shall be the same date and time as the effective time of the LP Merger.

Section 1.4    Effect of the GP Merger. The GP Merger shall have the effects set forth herein and in the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the GP Merger Effective Time, all the properties, rights, privileges, powers and franchises of JPE GP and Merger Sub GP shall vest in the Surviving Company, and all debts, liabilities and duties of JPE GP and Merger Sub GP shall become the debts, liabilities and duties of the Surviving Company.

Section 1.5    Organizational Documents of the Surviving Company. At the GP Merger Effective Time, by virtue of the LP Merger and without any action on the part of JPE GP, AMID GP, or their respective members: (i) the JPE GP Operating Agreement shall be deemed terminated and of no further force or effect and (ii) pursuant to the limited liability company agreement of the Surviving Company, AMID GP shall be admitted as the sole member of the Surviving Company.

ARTICLE II

EFFECT ON UNITS

Section 2.1    Effect of Merger. At the GP Merger Effective Time, by virtue of the GP Merger and without any action on the part of JPE GP, AMID GP, or their respective members the membership interests in JPE GP issued and outstanding immediately prior to the GP Merger Effective Time shall be converted into a right to receive Class A Membership Interests (as such term is defined in the AMID LLC Agreement; the “Additional Class A Membership Interests”) in AMID GP, representing a Sharing Percentage (as defined in the AMID GP LLC Agreement) of 18.786%. Concurrently with the GP Merger Effective Time, the AMID GP LLC Agreement shall be amended to reflect the issuance of the Additional Class A Membership Interests in the GP Merger.

Section 2.2    No Dissenters’ Rights. No dissenters’ or appraisal rights shall be available with respect to the Merger or the other transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF JPE GP

Except as disclosed in the disclosure letter delivered by JPE GP to the AMID Entities (such disclosure letter sections referenced in this Article III collectively referred to as the “JPE GP Disclosure Schedule”) prior to the execution of this Agreement (provided that (i) disclosure in any section of such JPE GP Disclosure Schedule shall be deemed to be disclosed with respect to any other section of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that it is applicable to such other section notwithstanding the omission of a reference or cross reference thereto and (ii) the mere inclusion of an item in such JPE GP Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had, would have or would reasonably be expected to have, a Material Adverse Effect on JPE GP (a “JPE GP Material Adverse Effect”)), JPE GP represents and warrants to the AMID Entities as follows:

Section 3.1    Organization, Standing and Power.

(a)    JPE GP is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware, duly organized, and has all requisite limited liability company or other applicable power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power or authority would not, individually or in the aggregate, have a JPE GP Material Adverse Effect.

(b)    JPE GP is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, have a JPE GP Material Adverse Effect.

(c)    JPE GP has made available to AMID GP correct and complete copies of its JPE GP Charter Documents. All such JPE GP Charter Documents are in full force and effect and JPE GP is not in violation of any provision thereof.

Section 3.2    Capitalization.

(a)    Immediately prior to the execution of this Agreement, all of the issued and outstanding limited liability company interests of JPE GP are owned by the Person[s] set forth on Section 3.2(a) of the JPE GP Disclosure Schedule and such Person[s] own such limited liability company interests free and clear of all Liens, except for restrictions on transferability that may be imposed by Federal or state securities laws or contained in the JPE GP Charter Documents.

(b)    (i) There are no outstanding options, warrants, subscriptions, puts, calls or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating JPE GP to offer, issue, sell, redeem, repurchase, otherwise acquire or transfer, pledge or encumber any equity interest in JPE GP; (ii) there are no outstanding securities or obligations of any kind of JPE GP that are convertible into or exercisable or exchangeable for any equity interest in JPE GP, and JPE GP does not have any obligation of any kind to issue any additional securities or to pay for or repurchase any securities; (iii) there are not outstanding any equity appreciation rights, phantom equity, profit sharing or similar rights, agreements, arrangements or commitments based on the value of the equity, book value, income or any other attribute of JPE GP; (iv) there are no outstanding bonds, debentures or other evidence of indebtedness of JPE GP having the right to vote (or that are exchangeable for or convertible or exercisable into securities having the right to vote) with the holders of equity interests in JPE GP on any matter; and (v) except as set forth in the JPE GP Operating Agreement, there are no unitholder agreements, proxies, voting trusts, rights to require registration under securities Laws or other arrangements or commitments to which JPE GP is a party or by which any of its securities are bound with respect to the voting, disposition or registration of any outstanding securities of JPE GP.

(c)    Except as set forth on Section 3.2(c) of the JPE GP Disclosure Schedule, JPE GP does not have any outstanding loans or advances to or from any corporation, partnership or other Person.

Section 3.3    Authority; Noncontravention; Voting Requirements.

(a)    JPE GP has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the GP Merger. The execution, delivery and performance by JPE GP of this Agreement, and the consummation of the transactions contemplated hereby, including the GP Merger, have been duly authorized and approved by the JPE GP Board, which, at a meeting duly called and held, has, on behalf of JPE GP, (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including the GP Merger and (ii) recommended the approval of the Agreement by the members of JPE GP. The members of JPE GP have unanimously approved the adoption of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by JPE GP and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the legal, valid and binding obligation of JPE GP, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforcement of creditors’ rights and remedies generally and by general principles of equity (whether applied in a Proceeding or at law or in equity).

(b)    Neither the execution and delivery of this Agreement by JPE GP nor the consummation by JPE GP of the transactions contemplated hereby, nor compliance by JPE GP with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the JPE GP Charter Documents, (ii) assuming that the filings referred to in Section 3.4 are made, (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to JPE GP or any of its properties or assets, or (y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, JPE GP under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, license, lease, contract or other agreement, instrument or obligation (each, a “Contract”) or JPE Permit which JPE GP or any of its properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any material asset of JPE or any of its Subsidiaries, except, in the case of clauses (ii)(x) and (ii)(y), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to have a JPE GP Material Adverse Effect.

Section 3.4    Governmental Approvals. Except for (i) filings required under, and compliance with other applicable requirements of, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), (ii) the filing of the Certificate of GP Merger with the Secretary of State of the State of Delaware or (iii) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules of the NYSE, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution, delivery and performance of this Agreement by JPE GP and the consummation by JPE GP of the transactions contemplated hereby, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to result in a JPE GP Material Adverse Effect.

Section 3.5    Legal Proceedings. Except as set forth on Section 3.5 of the JPE GP Disclosure Schedule, there are no Proceedings pending (or, to the Knowledge of JPE GP, threatened) by any Governmental Authority with respect to JPE GP or Proceedings pending (or, to the Knowledge of JPE GP, threatened) against JPE GP or any of its assets, at law or in equity before any Governmental Authority, and there are no orders, judgments or decrees of any Governmental Authority against JPE GP, in each case except for those that would not reasonably be expected to have, individually or in the aggregate, a JPE GP Material Adverse Effect.

Section 3.6    Brokers and Other Advisors. No broker, investment banker or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or commission, or the reimbursement of expenses, in connection with the GP Merger or the transactions contemplated hereby based on arrangements made by or on behalf of JPE GP.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE AMID ENTITIES

Except as disclosed in the disclosure letter delivered by the AMID Entities to JPE GP (such disclosure letter sections referenced in this Article IV collectively referred to as the “AMID Disclosure Schedule”) prior to the execution of this Agreement (provided that (i) disclosure in any section of such AMID Disclosure Schedule shall be deemed to be disclosed with respect to any other section of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that it is applicable to such other section notwithstanding the omission of a reference or cross reference thereto and (ii) the mere inclusion of an item in such AMID Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had, would have or would reasonably be expected to have, an AMID Material Adverse Effect), the AMID Entities represent and warrant to JPE GP as follows:

Section 4.1    Organization, Standing and Power.

(a)    Each of the AMID Entities is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware, duly organized, and has all requisite limited liability company or other applicable power and authority necessary to own or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect on the AMID Entities (an “AMID Material Adverse Effect”).

(b)    Each of the AMID Entities is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, have an AMID Material Adverse Effect.

(c)    Each of the AMID Entities has made available to JPE GP correct and complete copies of its certificate of formation and its LLC Agreement (the “AMID Charter Documents”). All such AMID Charter Documents are in full force and effect and none of the AMID Entities is in violation of any of their provisions.

Section 4.2    Capitalization.

(a)    All of the issued and outstanding limited liability company interests of the AMID Entities are owned by the Persons set forth on Section 4.2(a) of the AMID Disclosure Schedule, and such Person[s] own such limited liability company interests free and clear of all Liens, except (i) as set forth in the organizational documents of the AMID Entities, (ii) for any Lien that may have been imposed by AIM Midstream Holdings, LLC on its membership interests in AMID GP or (iii) for restrictions on transferability that may arise under applicable Federal or state securities laws.

(b)    Except as set forth in the AMID Charter Documents, (i) there are no outstanding options, warrants, subscriptions, puts, calls or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating the AMID Entities to offer, issue, sell, redeem, repurchase, otherwise acquire or transfer, pledge or encumber any equity interest in the AMID Entities; (ii) there are no outstanding securities or obligations of any kind of the AMID Entities that are convertible into or exercisable or exchangeable for any equity interest in the AMID Entities, and the AMID Entities do not have any obligation of any kind to issue any additional securities or to pay for or repurchase any securities; (iii) there are not outstanding any equity appreciation rights, phantom equity, profit sharing or similar rights, agreements, arrangements or commitments based on the value of the equity, book value, income or any other attribute of the AMID Entities; (iv) there are no outstanding bonds, debentures or other evidence of indebtedness of the AMID Entities having the right to vote (or that are exchangeable for or convertible or exercisable into securities having the right to vote) with the holders of equity interests in the AMID Entities on any matter; and (v) there are no unitholder agreements, proxies, voting trusts, rights to require registration under securities Laws or other arrangements or commitments to which any of the AMID Entities is a party or by which any of its securities are bound with respect to the voting, disposition or registration of any outstanding securities of the AMID Entities.

(c)    Except as set forth on Section 4.2(c) of the AMID Disclosure Schedule, none of the AMID Entities has any outstanding loans or advances to or from any corporation, partnership or other Person.

Section 4.3    Authority; Noncontravention; Voting Requirements.

(a)    The AMID Entities have all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the GP Merger. The execution, delivery and performance by the AMID Entities of this Agreement, and the consummation of the transactions contemplated hereby, including the GP Merger, have been duly authorized and approved on behalf of AMID GP by the AMID GP Board and by High Point Infrastructure Partners, LLC in its capacity as the holder of all of the outstanding Class A Membership Interests of AMID GP, with respect to Merger Sub GP, by AMID GP as its sole member. This Agreement has been duly executed and delivered by the AMID Entities and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the legal, valid and binding obligation of each of the AMID Entities, enforceable against each of them in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforcement of creditors’ rights and remedies generally and by general principles of equity (whether applied in a Proceeding or at law or in equity).

(b)    Neither the execution and delivery of this Agreement by the AMID Entities nor the consummation by the AMID Entities of the transactions contemplated hereby, nor compliance by the AMID Entities with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the AMID Charter Documents, (ii) assuming that the filings referred to in Section 4.4 are made, (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to the AMID Entities or any of their Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, the AMID Entities or any of their Subsidiaries under any of the terms, conditions or provisions of any Contract or AMID Permit to which either of the AMID Entities or any of their Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any material asset of AMID GP or any of its Subsidiaries, except, in the case of clauses (ii)(x) and (ii)(y), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to have an AMID Material Adverse Effect.

Section 4.4    Governmental Approvals. Except for (i) filings required under, and compliance with other applicable requirements of, the Exchange Act, (ii) the filing of the Certificate of GP Merger with the Secretary of State of the State of Delaware or (iii) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules of the NYSE, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution, delivery and performance of this Agreement by the AMID Entities and the consummation by the AMID Entities of the transactions contemplated hereby, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to result in an AMID Material Adverse Effect.

Section 4.5    Legal Proceedings. There are no Proceedings pending (or, to the Knowledge of AMID GP, threatened) by any Governmental Authority with respect to the AMID Entities or Proceedings pending (or, to the Knowledge of AMID GP, threatened) against AMID GP or any of its assets, at law or in equity before any Governmental Authority, and there are no orders, judgments or decrees of any Governmental Authority against AMID GP, in each case except for those that would not reasonably be expected to have, individually or in the aggregate, an AMID Material Adverse Effect.

Section 4.6    Brokers and Other Advisors. No broker, investment banker or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or commission, or the reimbursement of expenses, in connection with the GP Merger or the transactions contemplated hereby.

ARTICLE V

ADDITIONAL COVENANTS AND AGREEMENTS

Section 5.1    Conduct. Except (i) as expressly provided in the LP Merger Agreement, (ii) as required by applicable Law or (iii) or as consented to in writing by JPE GP or AMID GP (which consent shall not be unreasonably withheld, conditioned or delayed), between the date of this Agreement and the GP Merger Effective Time, each of JPE GP and the AMID Entities will conduct its business in the ordinary course of business consistent with past practice and use commercially reasonable efforts to comply in all material respects with all applicable Laws.

Section 5.2    Fees and Expenses. All fees and expenses incurred in connection with the transactions contemplated hereby shall be treated as if they were incurred in connection with the transactions contemplated by the LP Merger Agreement and shall be borne and paid as provided for in Section 5.11 and Section 7.3 thereof.

Section 5.3    JPE Trademarks, Trade Names, Etc.

(a)     Prior to the Effective Time, JPE GP shall cause JPE to transfer to JP Energy GP LLC, a Delaware limited liability company (the “Transferee”), all rights in trademarks, service marks, trade names, trade dress, internet domain names, and other identifiers of source or goodwill containing, incorporating, or associated with “JP ENERGY PARTNERS” and “JP ENERGY” (the “JPE Names and Marks”). In connection with and as consideration for such transfer, the AMID Entities and AMID shall be granted an exclusive, worldwide, and fully paid license to use the JPE Names and Marks for a period of nine (9) months after the Effective Time (the “License Term”), during which time Transferee shall be prohibited from using any of the JPE Names and Marks. Upon the conclusion of the License Term, the AMID Entities shall use commercially reasonable efforts to remove or obliterate all JPE Names and Marks from all existing signage and stocks of signs, letterheads, invoice stock, advertisements and promotional materials, inventory and other documents and materials.

(b)     Notwithstanding anything to the contrary in this Agreement, the AMID Entities shall have the right to: (i) keep records and other historical or archived documents containing or referencing the JPE Names and Marks, and (ii) refer to the historical fact that the business of JPE and its Subsidiaries was previously conducted under the JPE Names and Marks; provided, however, that with respect to any such reference, the AMID Entities shall not use the JPE Names and Marks to promote any products or services.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1    Conditions to Each Party’s Obligation to Effect the GP Merger. The respective obligations of each party hereto to effect the GP Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a)    No Injunctions or Restraints. No Law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority shall be in effect enjoining, restraining, preventing or prohibiting consummation of the transactions contemplated hereby or making the consummation of the transactions contemplated hereby illegal; and

(b)    The LP Merger. The conditions set forth in Section 6.1, Section 6.2 and Section 6.3 of the LP Merger Agreement shall have been satisfied or waived, and the LP Merger shall have become effective.

Section 6.2    Conditions to Obligations of the AMID Entities to Effect the GP Merger. The obligations of the AMID Entities to effect the GP Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a)    Representations and Warranties. (i) The representations and warranties of JPE GP contained in Section 3.3(a) shall be true and correct in all respects, both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (ii) the representations and warranties of JPE GP contained in Section 3.2(a) shall be true and correct in all respects, other than immaterial misstatements or omissions, both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (iii) all other representations and warranties of JPE GP set forth herein shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iii), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “JPE GP Material Adverse Effect” set forth in any individual such representation or warranty) does not have, and would not reasonably be expected to have, individually or in the aggregate, a JPE GP Material Adverse Effect. AMID GP shall have received a certificate signed on behalf of JPE GP by an executive officer of JPE GP to such effect.

(b)    Performance of Obligations of the JPE Entities. JPE GP shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and AMID GP shall have received a certificate signed on behalf of JPE GP by an executive officer of JPE GP to such effect.

Section 6.3    Conditions to Obligation of JPE GP to Effect the GP Merger. The obligation of JPE GP to effect the GP Merger is further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a)    Representations and Warranties. The representations and warranties of the AMID Entities contained in Section 4.3(a) shall be true and correct in all respects, both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (ii) the representations and warranties of the AMID Entities contained in Section 4.2(a) shall be true and correct in all respects, other than immaterial misstatements or omissions, both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (iii) all other representations and warranties of the AMID Entities set forth herein shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iii), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “AMID Material Adverse Effect” set forth in any individual such representation or warranty) does not have, and would not reasonably be expected to have, individually or in the aggregate, an AMID Material Adverse Effect. JPE GP shall have received a certificate signed on behalf of the AMID Entities by an executive officer of AMID GP to such effect.

(b)    Performance of Obligations of the AMID Entities. The AMID Entities shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and JPE GP shall have received a certificate signed on behalf of the AMID Entities by an executive officer of AMID GP to such effect.

Section 6.4    Frustration of Closing Conditions. None of JPE GP or any of the AMID Entities may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, to be satisfied if such failure was caused by such party’s failure to use its reasonable best efforts to consummate the GP Merger and the other transactions contemplated hereby, or other breach of or noncompliance with this Agreement.

ARTICLE VII

TERMINATION

Section 7.1    Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the GP Merger Effective Time:

(a)    by the mutual written consent of JPE GP and AMID GP;

(b)    by either of JPE GP or AMID GP if either entity shall have terminated the LP Merger Agreement pursuant to Section 7.1(b) thereof;

(c)    by the AMID Entities if AMID shall have terminated the LP Merger Agreement pursuant to Section 7.1(c) thereof; or

(d)    by JPE GP if JPE shall have terminated the LP Merger Agreement pursuant to Section 7.1(d) thereof.

Section 7.2    Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall be given to the other party or parties, specifying the provision of this Agreement pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than as set forth in Section 8.1), and there shall be no liability on the part of an AMID Entity or JPE GP or their respective directors, officers and Affiliates, except (a) JPE GP and/or the AMID Entities may have liability as provided in Section 7.3 of the LP Merger Agreement and (b) subject to Section 7.3(c) of the LP Merger Agreement, nothing shall relieve any party hereto from any liability or damages for any failure to consummate the Mergers and the other transactions contemplated hereby when required pursuant to this Agreement or any party from liability for fraud or a Willful Breach of any covenant or other agreement contained in this Agreement.

ARTICLE VIII

MISCELLANEOUS

Section 8.1    No Survival, Etc. Except as otherwise provided in this Agreement, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement shall terminate at the GP Merger Effective Time or, except as otherwise provided in Section 7.2, upon the termination of this Agreement pursuant to

Section 7.1, as the case may be, except that the agreements set forth in Article II, Section 5.2 and Section 5.3 and any other agreement in this Agreement that contemplates performance after the GP Merger Effective Time shall survive the GP Merger Effective Time and those set forth in Section 5.2 and Section 7.2 and this Article VIII shall survive termination of this Agreement.

Section 8.2    Amendment or Supplement. At any time prior to the GP Merger Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement of the parties hereto, duly authorized by their respective board of directors. Unless otherwise expressly set forth in this Agreement, whenever a determination, decision, approval or consent of JPE GP or of AMID GP is required pursuant to this Agreement, such determination, decision, approval or consent must be authorized by the JPE GP Board and AMID GP Board, as applicable.

Section 8.3    Extension of Time, Waiver, Etc. At any time prior to the GP Merger Effective Time, any party may, subject to applicable Law and authorization from its respective board of directors, (a) waive any inaccuracies in the representations and warranties of any other party hereto, (b) extend the time for the performance of any of the obligations or acts of any other party hereto or (c) waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by any JPE GP or any AMID Entity in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 8.4    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties except that (a) an AMID Entity may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of AMID GP, but no such assignment shall relieve AMID GP of any of its obligations hereunder and (b) JPE GP may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of JPE GP, but no such assignment shall relieve JPE GP of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 8.4 shall be null and void.

Section 8.5    Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 8.6    Entire Agreement; No Third-Party Beneficiaries. This Agreement, the LP Merger Agreement, the Support Agreements, the AMID Partnership Agreement Amendment, the JPE GP Disclosure Schedule and the AMID Disclosure Schedule (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and thereof and (b) shall not confer upon any Person other than the parties hereto any rights (including third-party beneficiary rights or otherwise) or remedies hereunder, except for, in the case of clause (b), the provisions of Section 5.3 and Section 8.12.

Section 8.7    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

(b)    Each of the parties hereto irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8.7, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the Proceeding in such court is brought in an inconvenient forum, (y) the venue of such Proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)    EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 8.8    Specific Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with this Section 8.8 in the Delaware Court of Chancery or any federal court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party further agrees that no party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.8, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 8.9    Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed) or electronic transmission, or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to the AMID Entities, to:

American Midstream GP, LLC

2103 CityWest Blvd.

Houston, Texas 77042

Fax No.: (713) 278-8870

Attn:    Regina Gregory, Senior Vice President, General Counsel and Corporate Secretary

with a copy (which shall not constitute notice) to:

Locke Lord LLP

600 Travis Street, Suite 2800

Houston, Texas 77002

Fax No.: (713) 546-5401

Attn:    H. William Swanstrom

    Gregory C. Hill

If to the JPE Entities, to:

600 E. Las Colinas Blvd., Suite 2000

Irving, TX 75039

Attn: J. Patrick Barley, President and CEO

Email: jpbarley@jpep.com

and to:

JP Energy Partners LP

1201 Louisiana St., Suite 3310

Houston, Texas 77002

Attn: Brad Grounds, Senior Vice President – Legal Affairs and Corporate Secretary

Email: bgrounds@jpep.com

with a copy to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Fax No.: (713) 546-5401

Attn:    Ryan J. Maierson

    John M. Greer

or such other address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 P.M. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 8.10    Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 8.11    Interpretation.

(a)    When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(b)    The parties hereto have participated jointly in the negotiation and drafting of this Agreement with the assistance of counsel and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement or interim drafts of this Agreement.

Section 8.12    Non-Recourse. No past, present or future incorporator, member, partner, stockholder, Representative or Affiliate of any party hereto or any of their respective Affiliates (unless such Affiliate is expressly a party to this Agreement) shall have any liability (whether in contract or in tort) for any obligations or liabilities of such party arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby; provided, however, that nothing in this Section 8.12 shall limit any liability of the parties to this Agreement for breaches of the terms and conditions of this Agreement.

Section 8.13    Definitions. As used in this Agreement, the following terms have the meanings ascribed thereto below:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise; provided, however, that for purposes of this Agreement, JPE GP shall not be considered an Affiliate of AMID GP or any of AMID GP’s other Affiliates, nor shall AMID GP or any of AMID GP’s Affiliates be considered Affiliates of JPE GP.

“AMID” means American Midstream Partners, LP.

“AMID Joint Ventures” means each entity listed on Section 8.13 of the AMID Disclosure Schedule; provided, that with respect to any reference in this Agreement to AMID causing any AMID Joint Venture to take any action, such reference shall only require AMID to cause such AMID Joint Venture to take such action to the maximum extent permitted by the organizational documents and governance arrangements of such AMID Joint Venture and, to the extent applicable, its fiduciary duties in relation to such AMID Joint Venture.

“AMID LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of AMID GP, dated May 2, 2016, as amended or supplemented from time to time.

“AMID Partnership Agreement Amendment” has the meaning set forth in the LP Merger Agreement.

“AMID Permits” means all Permits necessary for AMID GP and its Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted.

“business day” means a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

“DLLCA” mean the Delaware Limited Liability Company Act.

“Governmental Authority” means any government, court, arbitrator, regulatory or administrative agency, commission or authority or other governmental instrumentality, federal, state or local, domestic, tribal, foreign or multinational.

“JPE” means JP Energy Partners LP, a Delaware limited partnership.

“JPE GP Charter Documents” means, collectively, the certificate of formation of JPE GP, and the JPE GP Operating Agreement.

“JPE GP Operating Agreement” means the Second Amended and Restated Operating Agreement of JPE GP, as amended or supplemented from time to time.

“JPE Permits” means all Permits necessary for JPE and its Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted.

“Knowledge” (i) when used with respect to JPE GP, means the actual knowledge of those individuals listed on Section 8.13 of the JPE GP Disclosure Schedule and (ii) when used with respect to AMID GP, means the actual knowledge of those individuals listed on Section 8.13 of the AMID Disclosure Schedule.

“Law” means any applicable federal, state, local or foreign or provincial law, statute, tariff, ordinance, rule, regulation, judgment, order, injunction, stipulation, determination, award or decree or agency requirement of or undertaking to any Governmental Authority, including common law.

“Liens” means liens, pledges, charges, mortgages, encumbrances, options, rights of first refusal or other preferential purchase rights, adverse rights or claims and security interests of any kind or nature whatsoever (including any restriction on the right to vote or transfer the same, except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the “blue sky” laws of the various States of the United States).

“Material Adverse Effect” means, when used with respect to a Person, any change, effect, event or occurrence that, individually or in the aggregate, (x) has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of such Person and its Subsidiaries, taken as a whole, or (y) prevents or materially impedes, interferes with or hinders the consummation of the transactions contemplated hereby, including the Mergers, on or before the Outside Date; provided, however, that any adverse changes, effects, events or occurrences resulting from or due to any of the following shall be disregarded in determining whether there has been a Material Adverse Effect: (i) changes, effects, events or occurrences generally affecting the United States or global economy, the financial, credit, debt, securities or other capital markets or political, legislative or regulatory conditions or changes in the industries in which such Person operates; (ii) the announcement or pendency of this Agreement or the transactions contemplated hereby or the performance of this Agreement (provided that the exception in this clause (ii) shall not be deemed to apply to references to “JPE GP Material Adverse Effect” or “AMID Material Adverse Effect” in Section 3.3(b) or Section 4.3(b), as applicable, and to the extent related thereto, Section 6.2(a) and Section 6.3(a)); (iii) any change in the market price or trading volume of the limited partnership interests or other equity securities of such Person (it being understood and agreed that the foregoing shall not preclude any other party to this Agreement from asserting that any facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect); (iv) acts of war or terrorism (or the escalation of the foregoing) or natural disasters or other force majeure events; (v) changes in any Laws or regulations applicable to such Person or applicable accounting regulations or principles or the interpretation thereof that materially affects this Agreement or the transactions contemplated hereby; (vi) any Proceeding commenced by or involving any current or former member, partner or stockholder of such Person (on their own or on behalf of such Person) arising out of or related to this Agreement or the transactions contemplated hereby; (vii) changes, effects, events or occurrences generally affecting the prices of oil, natural gas, natural gas liquids or coal or other commodities; (viii) any failure of a Person to meet any internal or external projections, forecasts or estimates of revenues, earnings or other financial or operating metrics for any period (it being understood and agreed that the foregoing shall not preclude any other party to this Agreement from asserting that any facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect); and (ix) the taking of any action required by this Agreement; provided, however, that changes, effects, events or occurrences referred to in clauses (i), (iv), (v) and (vii) above shall be considered for purposes of determining whether there has been or would reasonably be expected to be a Material Adverse Effect if and to the extent such state of affairs, changes, effects, events or occurrences has had or would reasonably be expected to have a disproportionate adverse effect on such Person and its Subsidiaries, taken as a whole, as compared to other companies of similar size operating in the industries in which such Person and its Subsidiaries operate.

“NYSE” means the New York Stock Exchange.

“Outside Date” means April 30, 2017.

“Permit” means franchises, tariffs, grants, authorizations, licenses, permits (including environmental permits), easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority.

“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity, including a Governmental Authority.

“Proceeding” means any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative, investigative or otherwise and whether or not such claim, action, suit, proceeding or investigation results in a formal civil or criminal litigation or regulatory action.

“Representative” means any directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives.

“SEC” means the Securities and Exchange Commission.

“Subsidiary” when used with respect to any party, means any corporation, limited liability company, partnership, association, trust or other entity the accounts of which would be consolidated with those of such party in such party’s consolidated financial statements if such financial statements were prepared in accordance with generally accepted accounting principles in the United States, as well as any other corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests or, in the case of a limited liability company, the member) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party. For purposes of Article IV, when used with respect to AMID, the term “Subsidiary” shall include the AMID Joint Ventures.

“Support Agreements” has the meaning set forth in the LP Merger Agreement.

“Willful Breach” means (i) with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act or intentional omission undertaken by the breaching party (or (x) in the case of Section 5.3 with respect to JPE, the consequence of an act or omission of a Subsidiary of JPE, or of a Representation of JPE at the direction of JPE) with the Knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of such covenant or agreement and (ii) the failure by any party to consummate the transactions contemplated hereby after all of the conditions set forth in Article VI have been satisfied or waived (by the party entitled to waive any such applicable conditions).

[signature pages follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AMID GP:

AMERICAN MIDSTREAM GP, LLC.

By:	/s/ Lyn L. Bourdon III
Name:	Lynn L. Bourdon III
Title:	Chairman, President and
Chief Executive Officer

MERGER SUB GP:

ARGO GP SUB, LLC

By: American Midstream GP, LLC,
its sole member

By:	/s/ Lyn L. Bourdon III
Name:	Lynn L. Bourdon III
Title:	Chairman, President and
Chief Executive Officer

[Signature Page to Agreement and Plan of Merger (GP)]

JPE GP:

JP ENERGY GP II LLC

By:	/s/ J. Patrick Barley
Name:	J. Patrick Barley
Title:	President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger (GP)]